Exhibit 32.2

Section 1350 Certification

        In connection with the Annual Report on Form 10-K of Bremer Financial Corporation (the “Company”) for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on March 22, 2006 (the “Periodic Report”), I, Robert B. Buck, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2006	/s/ Robert B. Buck
Robert B. Buck Chief Financial Officer Bremer Financial Corporation